Nature of Operations	6 Months Ended
Jun. 30, 2026
Nature of Operations [Abstract]
NATURE OF OPERATIONS

Note 1 - NATURE OF OPERATIONS:

a.

CollPlant Biotechnologies Ltd. (the “Company”) is a pioneering technology company operating at the forefront of both regenerative medicine and advanced high-performance photonic computing.

In the healthcare sector, the Company is focused on 3D bioprinting of tissues and organs and medical aesthetics, utilizing its proprietary recombinant human collagen (rhCollagen) produced via plant-based genetic engineering. The Company’s healthcare revenues include income from business collaborators and sales of (i) bioInk products for 3D bioprinting, (ii) rhCollagen for medical aesthetics, and (iii) rhCollagen-based products for tendinopathy and wound care.

On September 3, 2026, the Company completed the acquisition of LightSolver Ltd. (“LightSolver”), as further described in Note 8(c).

The Company operates primarily through its operating subsidiaries: CollPlant Ltd. (which established CollPlant Inc. in the United States in November 2021, which has not yet commenced operations) and LightSolver Ltd., acquired in September 2026.

b.	For the six months ended and as of June 30, 2026, the Company incurred a net loss of $5,823 and has an accumulated deficit in the total amount of $130,662. The Company’s negative cash flows for the six months ended June 30, 2026 from operating activities were $5,382. The Company’s cash and cash equivalents as of June 30, 2026 totaled $2,559.

The Company expects to incur future net losses and the transition to profitability is dependent upon, among other things, the successful development and commercialization of the Company’s products and product candidates or, the establishment of contracts for the distribution of new product lines, any of which, or in combination, would contribute to the achievement of a level of revenue adequate to support the cost structure.

As of the approval date of these consolidated financial statements, the Company’s available liquidity is not sufficient to fund its operations and meet its obligations for the twelve-month period following the issuance date of these consolidated financial statements. Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans include the continued development and commercialization of the Company’s products and product candidates, advancement of its existing collaborations with global leading companies, pursuit of additional strategic partnerships and licensing arrangements, and raising capital through public or private offerings of equity or debt securities. The Company has historically accessed the capital markets and entered into strategic collaborations to support its operations, however, there can be no assurance that the Company will be successful in obtaining sufficient financing on acceptable terms, or at all.

If the Company is unsuccessful in commercializing its products, advancing its collaborations, or raising additional capital, it may be required to reduce its operating activities, modify its strategic plans, or curtail certain operations.